                              SCHEDULE 14A INFORMATION
                     PROXY STATEMENT PURSUANT TO SECTION 14(a)
                       OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                           /X/
Filed by Party other than the Registrant          / /

Check the appropriate box:

/ /       Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/       Definitive Proxy Statement
/ /       Definitive Additional Materials
/ /       Soliciting Material Pursuant to Section  240.14a-11(c) or Section
          240.14a-12

                          -------------------------------

                               PAPER WAREHOUSE, INC.
                  (Name of Registrant as Specified In Its Charter)


                          -------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                          -------------------------------

Payment of Filing Fee (Check the appropriate box):

/X/       No fee required.
/ /       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

          1)   Title of each class of securities to which transaction applies:

               ------------------------------------------------------
          2)   Aggregate number of securities to which transaction applies:

               ------------------------------------------------------
          3)   Per unit price or other underlying value of transaction computed
               pursuant to Exchange Act Rule      0-11 (Set forth the amount on
               which the filing fee is calculated and state how it was determined):

               ------------------------------------------------------
          4)   Proposed maximum aggregate value of transaction:

               ------------------------------------------------------
          5)   Total fee paid:

               ------------------------------------------------------
/ /       Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               ----------------------------------
          2)   Form, Schedule or Registration Statement No.:

               ----------------------------------
          3)   Filing Party:

               ----------------------------------
          4)   Date Filed:

               ----------------------------------

                                      [LOGO]
                               PAPER WAREHOUSE, INC.
                              7630 Excelsior Boulevard
                           Minneapolis, Minnesota  55426

                           -----------------------------

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD JUNE 11, 1999

                           -----------------------------

TO THE SHAREHOLDERS OF PAPER WAREHOUSE, INC.:

     The Annual Meeting of Shareholders of Paper Warehouse, Inc., a Minnesota corporation (the "Company"), will be held on Friday, June 11, 1999, at 10:00 a.m., local time, at the Company's corporate headquarters at 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426, for the following purposes:

     1. To elect seven (7) persons to serve as directors until the next annual meeting of shareholders or until their respective successors shall be elected and qualified.

     2. To consider and act upon a proposal to amend the Paper Warehouse, Inc. 1997 Stock Option and Compensation Plan to (A) increase the number of shares available for issuance thereunder to 1,025,000, (B) add non-employee directors, consultants and independent contractors to the class of persons eligible to receive awards under the Plan, and (C) amend the provisions regarding the Board's ability to amend the Plan without shareholder approval.

     3. To consider and act upon a proposal to approve the 1998 Paper Warehouse, Inc. Employee Stock Purchase Plan.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 30, 1999 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                   By Order of the Board of Directors,

                                   /s/ Diane C. Dolginow

                                   Diane C. Dolginow
                                   SECRETARY

May 10, 1999
Minneapolis, Minnesota

-------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
-------------------------------------------------------------------------------

                               PAPER WAREHOUSE, INC.
                              7630 EXCELSIOR BOULEVARD
                           MINNEAPOLIS, MINNESOTA  55426
                                   (612) 936-1000

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                                   JUNE 11, 1999


                                    INTRODUCTION

     The Annual Meeting of Shareholders (the "Annual Meeting") of Paper Warehouse, Inc. (the "Company") will be held on Friday, June 11, 1999, at 10:00 a.m., local time, at the Company's corporate headquarters at 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Meeting.

     A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's common stock, $.01 par value (the "Common Stock") will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Common Stock.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election of the nominees for directors as listed in this Proxy Statement. Abstentions from such proposals are treated as votes against such proposals. Broker non-votes on such proposals (I.E., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote) are treated as shares with respect to which voting power has been withheld by the beneficial holders of those shares and, therefore, as shares not entitled to vote on such proposals.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN THIS PROXY STATEMENT.

     The Company expects that the Proxy Statement and Proxy Card will first be mailed to shareholders on or about May 10, 1999.

                                  VOTING OF SHARES

     Only holders of the Common Stock of record at the close of business on April 30, 1999 will be entitled to vote at the Annual Meeting. On April 30, 1999, the Company had 4,627,936 outstanding shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulate voting rights.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (2,313,969 shares) will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a broker non-vote on a matter.


                               ELECTION OF DIRECTORS
                                  (PROPOSAL NO. 1)

NOMINATION

     The Bylaws of the Company provide that the number of directors that shall constitute the Board of Directors of the Company (the "Board") must be at least one but not more than seven. The Board has set its size at seven. The Board has nominated the seven individuals named below to stand for election at the Annual Meeting. Directors elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified. All of the nominees are current members of the Board and have consented to serve as a director, if elected.

     The election of each director requires the affirmative vote of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting, provided that a quorum consisting of a majority of the voting power of the Company's outstanding shareholders is represented either in person or by a proxy at the Annual Meeting. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the Annual Meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote on the election of directors, shall not be considered present and entitled to vote on the election of directors. The Board recommends a vote FOR the election of each of the nominees listed in this Proxy Statement. The Board intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld) FOR the election of each of the nominees as directors.

     If prior to the Annual Meeting the Board should learn that any of the nominees will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies will be cast for another nominee to be designated by the Board to fill such vacancy, unless a shareholder indicates to the contrary on his or her proxy. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

     The following table sets forth certain information as of March 1, 1999, which has been furnished to the Company by the persons who have been nominated by the Board to serve as directors for the ensuing year.


NAME OF NOMINEES                                                 PRINCIPAL                     DIRECTOR
FOR ELECTION                       AGE                           OCCUPATION                     SINCE
------------                       ---                           ----------                     -----
Yale T. Dolginow                   56        Chairman of the Board, President and Chief         1986
                                             Executive Officer of the Company

Brent D. Schlosser                 45        Executive Vice President of the Company            1986

Diane C. Dolginow                  55        Secretary of the Company                           1986

Arthur H. Cobb (1)                 48        President of Cobb & Associates, Ltd.               1992

Marvin W. Goldstein (1)(2)         55        Financial Consultant                               1996

Martin A. Mayer (1)(2)             56        Financial Consultant                               1992

Jeffrey S. Halpern                 56        Chairman of the Board and Chief Executive          1997
                                             Officer of Southwest Casino and Hotel Corp.

--------------------------------------
(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee

OTHER INFORMATION ABOUT NOMINEES

     YALE T. DOLGINOW has been President, Chief Executive Officer and a director of the Company since 1986. From 1982 to 1986, Mr. Dolginow served as President and Chief Executive Officer of Carlson Catalog Showrooms, Inc., which was a chain of 59 catalog showrooms located throughout the Midwest. From 1981 to 1982, Mr. Dolginow served as Assistant to the President of Dayton Hudson Corporation. From 1978 to 1980, Mr. Dolginow served as President of Modern Merchandising, Inc., a 70 store retail chain operating in several markets, and as Executive Vice President from 1977 to 1978. From 1968 until 1976, Mr. Dolginow was the Chief Executive Officer and President of Dolgin's, Inc., a chain of catalog showroom stores that operated in the Kansas City and St. Louis metropolitan markets. Mr. Dolginow is a director of Richfield Bank & Trust Co. Mr. Dolginow and Diane C. Dolginow are husband and wife.

     BRENT D. SCHLOSSER has been Executive Vice President and a director of the Company since 1986. From 1982 to 1986, Mr. Schlosser served in various capacities, including Vice President Marketing/Buying and Executive Vice President Marketing/Merchandising, at Carlson Catalog Showrooms, Inc. From 1977 to 1982, Mr. Schlosser served as Director of Marketing for Modern Merchandising, Inc. From 1975 to 1977, Mr. Schlosser was advertising director for Dolgin's, Inc.

     DIANE C. DOLGINOW has been a director of the Company since 1986 and Secretary since August 1997. Ms. Dolginow was a director of Dolgin's Inc. from 1968 to 1976, and since 1994 has been a director on the National Advisory Board of School of Education at the University of Kansas. Ms. Dolginow and Mr. Dolginow are husband and wife.

     ARTHUR H. COBB has been a director of the Company since 1992. He is a consultant and certified public accountant. Since 1978, he has been engaged in providing financial consulting services and is President of Cobb & Associates, Ltd. Mr. Cobb was a partner with Peat Marwick Mitchell & Co., a public accounting firm.

     MARVIN W. GOLDSTEIN has been a director of the Company since December 1996. Mr. Goldstein is currently a financial consultant. From April 1997 through August 1997, Mr. Goldstein was Executive Vice President and Chief Operating Officer of Regis Corp., a national chain of hair salons. From August 1995 through April 1997, Mr. Goldstein was Chairman of the Board, Chief Executive Officer and President of Pet Food Warehouse, Inc., a specialty retailer. From February 1988 to September 1994, Mr. Goldstein served in various positions at the Department Store Division of Dayton Hudson Corporation, including President and Chief Operating Officer, Chairman and Chief Executive Officer. Mr. Goldstein is a director, and serves on the compensation committee, of each of the following companies: Wilson's, The Leather Experts, Inc., Buffet's, Inc., A.R.C.A., Inc., Greenspring, Inc. and Kid Board, Inc. With the exception of A.R.C.A., Inc., all of the foregoing companies are privately-held companies.

     MARTIN A. MAYER has been a director of the Company since 1992. He has been an adjunct professor of marketing at the University of San Diego since 1995 and has been an independent financial consultant since 1992. Mr. Mayer was a partner with Peat Marwick Mitchell & Co., a public accounting firm, from 1973 until 1992. Mr. Mayer is a certified public accountant.

     JEFFREY S. HALPERN has been a director of the Company since 1997. He has been Chairman of the Board and Chief Executive Officer of Southwest Casino and Hotel Corp. since 1993. Mr. Halpern was a partner in the law firm of Popham, Haik, Schnobrich & Kaufman, Ltd. from 1989 until 1993, and a founding partner of Halpern & Druck from 1980 to 1989.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

     The Board of Directors met, or took action in writing, six times during the fiscal year ended January 29, 1999. All of the directors attended at least 75% of the aggregate number of meetings of the Board and all such committees on which they served during fiscal 1998.

     The Board has established and maintains an Audit Committee and a Compensation Committee. The Audit Committee provides assistance to the Board in satisfying its responsibilities relating to accounting, auditing, operating and reporting practices of the Company, and reviews the annual financial statements of the Company, the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. During fiscal 1998, the Audit Committee consisted of Messrs. Cobb, Goldstein and Mayer, and met one time. Mr. Cobb, Mr. Goldstein and Mr. Mayer will serve as members of the Audit Committee during fiscal 1999.

     The Compensation Committee makes recommendations to the Board concerning the compensation of the Company's directors, executive officers and key managers, and acts on such other matters relating to their compensation as it deems appropriate. In addition, the Compensation Committee administers the Company's 1997 Stock Option and Compensation Plan (the "1997 Plan"), and thus it has the right to determine grants and terms of awards. The Compensation
Committee consisted of Mr. Mayer and Mr. Goldstein in fiscal 1998, and met, or took written action, twice during fiscal 1998. Mr. Dolginow will also serve as a member, along with Mr. Mayer and Mr. Goldstein, of the Compensation Committee during fiscal 1999.

DIRECTOR COMPENSATION

     DIRECTORS' FEES. The Company pays non-employee directors $1,000 for each meeting attended, plus all out-of-pocket expenses incurred on behalf of the Company are reimbursed.

     OPTIONS. Eligible directors also participate in the Director Stock Option Plan (the "Director Plan"). The Director Plan is administered by the Board. Pursuant to the terms of the Director Plan, upon election to the Board, each non-employee director will be automatically granted a non-statutory option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Such options vest in one-third increments beginning on the first anniversary of the date of grant and on each of the next two anniversaries of such date. On November 24, 1997, pursuant to the Director Plan, the Company granted each of its non-employee directors an option to acquire 10,000 shares of Common Stock at an exercise price of $7.50 per share. The options granted pursuant to the Director Plan have a term of ten years from the date of grant and vest in one-third increments on November 24, 1998, 1999 and 2000, respectively, such that the options are fully vested three years from the date of grant. On June 4, 1998, the Board granted each of its non-employee directors a non-statutory option outside of the Director Plan to acquire 5,000 shares of Common Stock at an exercise price of $4.25 per share, the closing sale price of the Company's Common Stock on the date of grant. On December 7, 1998, the Board granted each of its non-employee directors a non-statutory option outside of the Director Plan to acquire 6,250 shares of Common Stock at an exercise price of $2.75 per share, the closing sale price of the Company's Common Stock on the date of grant. All options granted to non-employee directors outside of the Director Plan, have a term of ten years from the date of grant and vest in one-third increments beginning on the first anniversary of the date of grant and on each of the next two anniversaries of such date. In the event (i) of the death of a non-employee director; (ii) of the removal of such a director from the Board without cause; (iii) the non-employee director is not re-nominated or re-elected as a director; (iv) of a change in control of the Company, as defined in any existing agreements between the Company and its senior officers; or (v) the non-employee director voluntarily resigns from the Board, all options granted to such non-employee director will become immediately exercisable in full.

     CONSULTING SERVICES. In fiscal 1998, the Company paid Martin A. Mayer $1,800 plus expenses for strategic planning services Mr. Mayer rendered to the Company in connection with Senior Management strategic planning meetings. The Company also paid Marvin W. Goldstein $12,000 in fiscal 1998 for consulting services Mr. Goldstein rendered to the Company in connection with providing merchandising training and strategic planning.

                     PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                            OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 1, 1999, unless otherwise noted, by (a) each shareholder who is known by the Company to beneficially own more than 5% of the outstanding Common Stock; (b) each director and nominee for election to the Board; (c) each executive officer named in the Summary Compensation Table (set forth herein); and (d) all executive officers and directors of the Company as a group. The address for all executive officers and directors of the Company is 7630 Excelsior Boulevard, Minneapolis, Minnesota 55426.

                                                                 SHARES OF COMMON STOCK
                                                                   BENEFICIALLY OWNED (1)
                                                            -----------------------------------
                                                                                PERCENT OF
NAME                                                             AMOUNT          CLASS (2)
----                                                        --------------- -------------------
Yale T. Dolginow . . . . . . . . . . . . . . . . . . .       1,617,443  (3)          34.9%

Brent D. Schlosser . . . . . . . . . . . . . . . . . .         286,375                6.2%

Diane C. Dolginow  . . . . . . . . . . . . . . . . . .               0  (4)              *

Arthur H. Cobb . . . . . . . . . . . . . . . . . . . .           4,333  (5)              *

Marvin W. Goldstein. . . . . . . . . . . . . . . . . .          13,333  (6)              *

Martin A. Mayer  . . . . . . . . . . . . . . . . . . .          46,656  (7)           1.0%

Jeffrey S. Halpern . . . . . . . . . . . . . . . . . .           3,333  (8)              *

Cheryl W. Newell . . . . . . . . . . . . . . . . . . .           8,666  (9)              *

Steven P. Durst. . . . . . . . . . . . . . . . . . . .           3,733 (10)              *

Wellington Management Company LLP
75 State Street
Boston, Massachusetts 02109. . . . . . . . . . . . . .         444,900 (11)            9.6

All directors and executive officers
as a group (15 persons)  . . . . . . . . . . . . . . .       2,003,033 (12)          42.6%


------------------------------------
* Less than 1% of the outstanding shares.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares of Common Stock.

(2)  Based on 4,627,936 shares of Common Stock outstanding as of March 1, 1999.

(3) Does not include 300,000 shares owned individually by Mr. Dolginow's three daughters (100,000 shares each) for which Mr. Dolginow disclaims beneficial ownership. Does include 1,000 shares held in trust for Mr. Dolginow's daughters.

(4) Does not include shares beneficially owned by Yale T. Dolginow, Ms. Dolginow's husband.

(5) Includes options to purchase 3,333 shares of Common Stock exercisable within 60 days.

(6) Includes options to purchase 3,333 shares of Common Stock exercisable within 60 days.

(7) Includes options to purchase 41,656 shares of Common Stock exercisable within 60 days, of which 38,323 shares represent shares issuable upon exercise of a stock option granted to Mr. Mayer by Mr. Dolginow.

(8) Includes options to purchase 3,333 shares of Common Stock exercisable within 60 days.

(9) Includes options to purchase 5,666 shares of Common Stock exercisable within 60 days.

(10) Includes options to purchase 3,733 shares of Common Stock exercisable within 60 days.

(11) Based solely on a Schedule 13G dated December 31, 1998, reporting beneficial ownership of 444,900 shares of Common Stock held by Wellington Management Company, LLP ("WMC"), as an investment adviser, which are all held of record by clients of WMC. WMC has shared voting power over 364,900 shares and shared dispositive power over 444,900 shares.

(12) Includes options to purchase 76,585 shares of Common Stock exercisable within 60 days.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides summary information concerning cash and non-cash compensation for each of the last three fiscal years paid to or earned by the Company's President and Chief Executive Officer and the three other most highly compensated executive officers of the Company, each of whose total annual salary and bonus exceeded $100,000 in the fiscal year ended January 29, 1999 (the "Named Executive Officers").

                         SUMMARY COMPENSATION TABLE

                                                                 LONG-TERM
                                        ANNUAL COMPENSATION     COMPENSATION
                                        -------------------     ------------
                                                                 SECURITIES
NAME AND                                                         UNDERLYING         ALL OTHER
PRINCIPAL POSITION            YEAR      SALARY($)    BONUS($)    OPTIONS(#)    COMPENSATION ($)(1)
------------------            ----      ---------    --------    ----------    -------------------
Yale T. Dolginow              1998      $285,000    $    ---          ---           $27,405
PRESIDENT AND                 1997       285,000         ---          ---            27,335
CHIEF EXECUTIVE OFFICER       1996       285,000         ---          ---            27,005


Brent D. Schlosser            1998       145,000         ---          ---             1,394
EXECUTIVE VICE                1997       145,000         ---          ---             1,450
PRESIDENT                     1996       145,000         ---          ---             1,394


Cheryl W. Newell (2)          1998       125,000      15,000       17,000               481
VICE PRESIDENT AND            1997        62,749         ---       17,000               ---
CHIEF FINANCIAL OFFICER       1996           ---         ---          ---               ---


Steven P. Durst               1998        93,462      10,000       11,200               787
VICE PRESIDENT OF             1997        70,000       5,000       11,200               700
MERCHANDISING                 1996        55,000         ---          ---               254

-----------------------

(1) Represents amounts of matching contributions made by the Company to the Named Executive Officers' respective 401(k) accounts, except for Mr. Dolginow which amounts also include $25,727, $25,727, $25,727 as the value of benefits for Mr. Dolginow, determined as prescribed by the Securities and Exchange Commission for such valuations, under a "split-dollar" life insurance arrangement for fiscal 1998, 1997 and 1996, respectively.

(2) Ms. Newell has been Vice President and Chief Financial Officer of the Company since August 1997.

OPTION GRANTS

     The following table summarizes option grants during the fiscal year ended January 29, 1999 to the Named Executive Officers and the potential realizable value of such options.

                       OPTION GRANTS IN FISCAL YEAR 1998

                                    % OF
                                    TOTAL                            POTENTIAL REALIZABLE VALUE
                    NUMBER OF      OPTIONS                             AT ASSUMED ANNUAL RATES
                    SECURITIES   GRANTED TO  EXERCISE                OF STOCK PRICE APPRECIATION
                    UNDERLYING    EMPLOYEES   OR BASE                     FOR OPTION TERM (1)
                     OPTIONS      IN FISCAL    PRICE    EXPIRATION   ---------------------------
      NAME        GRANTED (#)(2)  YEAR 1998  ($/SHARE)     DATE            5%            10%
----------------  --------------  ---------  ---------  ----------   -------------   -----------
Cheryl W. Newell     17,000          9.3%      $2.75     12/07/08       $69,228        $110,234

Steven P. Durst      11,200          6.2%       2.75     12/07/08        45,609          72,625

--------------------

(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Company's Common Stock, overall market conditions and the executive's continued involvement with the Company. The amounts represented in this table will not necessarily be achieved.

(2) All options set forth in the above table vest in one-third increments beginning on the first anniversary of the date of grant and on each of the next two anniversaries of such date with all options granted becoming fully vested three years from the date of grant. See "Summary of the 1997 Plan" below for change in control provisions.

OPTION EXERCISES

     The following table summarizes option exercises during the fiscal year ended January 29, 1999 and the number and value of options held by the Named Executive Officers as of January 29, 1999.


                  AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                      AND 1998 FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF               VALUE OF UNEXERCISED
                                             UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS
                      SHARES       VALUE       JANUARY 29, 1999(#)     AT JANUARY 29, 1999($)(1)(2)
                    ACQUIRED ON  REALIZED  --------------------------  ----------------------------
      NAME          EXERCISE(#)   ($)(2)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------  -----------  --------  -----------  -------------  -----------  -------------
Yale T. Dolginow        ---       $ ---         ---            ---        $ ---         $ ---

Brent D. Schlosser      ---         ---         ---            ---          ---           ---

Cheryl W. Newell         0           0        5,666         28,334           0             0

Steven P. Durst          0           0        3,733         18,667           0             0

------------------

(1)  Based on the January 29, 1999 closing price of the Common Stock of $2.125.

(2) The "Value Realized" and the "Value of Unexercised In-the-Money Options" amounts are calculated based on the excess of the market value of the Common Stock on the date of exercise or January 29, 1999, respectively, over the exercise price. The exercise price of options may be paid in cash or in shares of the Company's Common Stock valued at fair market value on the day prior to the date of exercise.

EMPLOYMENT AGREEMENTS

     In February 1997, the Company entered into two-year employment agreements with Yale T. Dolginow and Brent D. Schlosser pursuant to which they serve as President and Chief Executive Officer and Executive Vice President of the Company, respectively. Pursuant to their respective employment agreements, Messrs. Dolginow and Schlosser receive an annual base salary of $285,000 and $145,000, respectively, subject to increase by the Compensation Committee based upon the Company's performance and other factors. Pursuant to such agreements, Messrs. Dolginow and Schlosser may not during the agreement term or for one year thereafter disclose confidential information about the Company and have agreed not to compete with the Company for a two-year period after any termination of employment, other than termination without "good cause" as defined in their respective agreements. Messrs. Dolginow and Schlosser may each terminate their employment with the Company upon 30 days' written notice to the Board. Their respective agreements also terminate automatically upon the death of the executive or upon written notice by the Board, upon the disability of the executive provided such disability continues for a period of more than 90 days. If either is terminated by the Company without "good cause" as defined in their respective agreements, the terminated employee is entitled to receive his respective base salary for 12 months. For purposes of their respective agreements, "good cause" means

(i) commission of a felony; (ii) theft or embezzlement of Company property or commission of similar acts involving moral turpitude; or (iii) the failure to substantially perform their respective material duties under the agreements which willful failure is not cured within thirty days after receipt of written notice from the Board specifying the nonperformance.

     In July 1997, the Company entered into an employment agreement with Cheryl
W. Newell pursuant to which she serves as Chief Financial Officer of the Company. Pursuant to Ms. Newell's employment agreement, she will receive an annual base salary of $115,000, subject to increase by the Board based upon performance, appropriate industry guideline data and other factors. Ms. Newell may also receive an annual bonus based upon her performance. Upon the completion of the Company's initial public offering of its Common Stock, Ms. Newell received an option to purchase seventeen thousand (17,000) shares of the Company's Common Stock as provided in her employment agreement. Pursuant to such agreement, Ms. Newell may not during the agreement term or for one year thereafter disclose confidential information about the Company and may not compete with the Company for a two-year period after any termination of her employment with the Company. Ms. Newell may terminate her employment with the Company upon 30 days' written notice to the Company at any time for any reason.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally have been made by the Compensation Committee (the "Compensation Committee") of the Board. In fiscal 1998, the Compensation Committee consisted of Messrs. Mayer and Goldstein, both of whom are non-employee directors. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the Company's compensation policies for the fiscal year ended January 29, 1999, as they affected the Company's Named Executive Officers.

     The Compensation Committee's executive compensation policies are designed to align the long-term interests of management with those of the Company's shareholders, provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be competitive with those offered by employers of comparable size, growth and profitability in the Company's industry.

     There are three elements in the Company's executive compensation program, all determined by individual and corporate performance: base salary compensation, bonus compensation and long-term incentive compensation. In determining each component of compensation, the Compensation Committee considers an executive's total compensation package. Base salary compensation is determined by the potential impact the individual may have on the Company, the skills and experiences required by the job, comparisons with comparable companies and the performance and potential of the incumbent in the job. Yale
T. Dolginow, the President and Chief Executive Officer of the Company, received a base salary of $285,000 in fiscal 1998 pursuant to the terms of his Employment Agreement.

     Bonus compensation is determined by reviewing competitive compensation data and subjectively considering the overall scope of each position and its strategic importance on the Company, an evaluation of the executive's performance and length of time since the executive's last salary adjustment. Based on the above criteria, the Company's executive compensation program for fiscal 1998 did not provide for the payment of annual bonuses to either Mr. Dolginow or Brent D. Schlosser, Executive Vice President of the Company.
Bonuses were granted to Cheryl W. Newell and Steven P. Durst based upon the above factors in the amounts of $15,000 and $10,000, respectively.

     Long-term incentive compensation under the Company's 1997 Plan is designed to align the long-term interests of management with those of the Company's shareholders, integrate compensation with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual initiative and achievements and assist in the retention of executives. The Compensation Committee makes recommendations to the Board regarding the granting of awards under the 1997 Plan to executives and key personnel. Awards vest and options become exercisable based upon criteria established by the Company. In light of the significant equity ownership of Mr. Dolginow and Mr. Schlosser, the Compensation Committee did not recommend, and no awards were granted under the 1997 Plan to either Mr. Dolginow or Mr. Schlosser in fiscal 1998. During fiscal 1998, the Compensation Committee recommended, and the Board approved, the granting of options to acquire an aggregate of 28,200 shares of Common Stock to Ms. Newell and Mr. Durst.

     SECTION 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain compensation paid to the Chief Executive Officer and each of the Named Executive Officers of a publicly-held corporation to $1,000,000. In fiscal 1998, the Company did not pay "compensation" within the meaning of Section 162(m) to such Named Executive Officers in excess of $1,000,000, and does not believe it will do so in the foreseeable future. The Company does not have a policy at this time regarding qualifying compensation paid to its executive officers for deductibility under
Section 162(m), but will formulate such a policy if compensation levels ever approach $1,000,000.

                              COMPENSATION COMMITTEE

                              Martin A. Mayer
                              Marvin W. Goldstein

STOCK PERFORMANCE GRAPH

     In accordance with the rules of the Securities and Exchange Commission ("SEC"), the following performance graph compares for the period from November 25, 1997 (the date of the Company's initial public offering) to January 29, 1999, the yearly cumulative total shareholder return on the Company's Common Stock on the Nasdaq National Market with the yearly cumulative total return over the same period on the Nasdaq Stock Market of all domestic issuers traded on the Nasdaq National Market and Small Cap Markets (the "Nasdaq Market Index") and the total return of the Nasdaq Retail Trade Index. The comparison assumes the investment of $100 on November 25, 1997 in each of the Company's Common Stock, the Nasdaq Market Index and the Nasdaq Retail Trade Index, and that any dividends paid were reinvested in the same security.




                                   [GRAPH]


                      FISCAL YEAR ENDING
COMPANY/INDEX/MARKET               11/25/97     1/30/98      1/29/99

Paper Warehouse, Inc                 100.00       80.99        26.10
NASDAQ Retail Trade Index            100.00      101.63       124.17
NASDAQ Market Index                  100.00      101.43       158.30

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company employs Steven P. Durst as Vice President of Merchandising, a position he has held since June 1998. Prior to that time, Mr. Durst was the Company's Vice President of Information Systems since 1997. From 1995 to 1997, Mr. Durst was the Company's Director of Information Systems. Mr. Durst is the son-in-law of Yale T. and Diane C. Dolginow, the President and Chief Executive Officer and Secretary of the Company, respectively. During fiscal 1998, the Company paid Mr. Durst $103,462 in annual compensation.

     Prior to its initial public offering, the Company was treated as an S-Corporation under the Code for federal and certain state income tax purposes. As a result, earnings of the Company were taxed directly to its then shareholders, Mr. Dolginow and Mr. Schlosser (the "Private Shareholders") rather than to the Company. To provide the Private Shareholders with the funds to pay income taxes on such earnings and as a return on their investment, the Company paid annual distributions to the Private Shareholders. In connection with the completion of its initial pubic offering, the Company converted from an S-Corporation to a C-Corporation under the Code. In January 1997, the Board declared a cash dividend (the "S-Corp Dividend") payable to the Private Shareholders that the Board intended to equal the balance of accumulated taxable income from the date of the last dividend to the Private Shareholders (January 13, 1997) through July 31, 1997. The precise amount of the S-Corp Dividend was to be later determined by the Company and its auditors upon the completion of the Company's tax returns. Prior to the completion of the Company's initial public offering, the Company estimated the S-Corp Dividend to be equal to $166,000. Because the amount of the S-Corp Dividend was not finalized at the closing of the initial public offering, it was not actually paid at that time. In October 1998, the Company completed all its required tax returns for the period when the Company was an S-Corporation and determined that the actual amount of the S-Corp Dividend should have been $133,000 and not $166,000. On October 8, 1998, the Company paid the Private Shareholders a total of $133,000 to satisfy its obligation to pay the Private Shareholders the S-Corp Dividend, which payment was consistent with the Tax Agreement described below.

     The Company and the Private Shareholders are parties to an S-Corporation Tax Allocation and Indemnification Agreement (the "Tax Agreement") relating to their respective income tax liabilities. The Tax Agreement indemnifies the Private Shareholders for any adjustments causing an increase in the Private Shareholders' federal and state income tax liability (including interest and penalties) related to the Company's tax years prior to the completion of the Company's initial public offering, unless such adjustments result in or are related to a corresponding decrease in the Private Shareholders' federal and state income tax liability with respect to another S-Corporation taxable year. Subject to certain limitations, the Tax Agreement also provides that the Company will be indemnified by the Private Shareholders with respect to federal and state income taxes (plus interest and penalties) related to shifting from an S-Corporation taxable year to a corporate taxable year following the completion of the Company's initial public offering. Since the Private Shareholders have not given any security for their indemnification obligation, the Company's ability to collect such payments would depend upon the financial condition of the Private Shareholders at the time any such indemnification obligation arose. The Company is not aware of any tax adjustments that may arise under the Tax Agreement. The Tax Agreement further provides that to the extent that the accumulated taxable income of the Company prior to its conversion to a C-Corporation was less than the S-Corp Dividend, the Private Shareholders would make a payment equal to such difference to the Company, and if such accumulated taxable income was greater than the aggregate amount of the S-Corp Dividend, the Company would make an additional distribution equal to such difference to the Private Shareholders, in either case, with interest thereon. Any payment made by the Company to the Private Shareholders pursuant to the Tax Agreement may be considered by the Internal Revenue Service or the state taxing authorities to be nondeductible by the Company for income tax purposes.

     On December 17, 1998, the Company entered into an Asset Purchase Agreement with Prickly Pear Paper, Inc. ("Prickly Pear") and Susan Hazan, which was effective as of November 9, 1998. Prickly Pear operated four franchise stores in Tucson, Arizona, and Ms. Hazan was a 95% shareholder of Prickly Pear. Ms. Hazan is Mr. Dolginow's sister. Ms. Hazan was Prickly Pear's President and Chief Executive Officer, and Mr. Dolginow was its Vice President. The Company purchased all of the assets of the four franchise stores for $1,206,000 cash and 70,749 shares of the Company's Common Stock for an aggregate purchase price of $1,356,342. The Company allocated the purchase price based on the fair market value of the net assets acquired and recorded any excess as goodwill. Following the closing of the Prickly Pear acquisition, Ms. Hazan will be employed by the Company as District Manager. Prior to the acquisition, Prickly Pear paid franchise, continuing and other fees to the Company in fiscal 1998 in the aggregate amount of approximately $88,728.

     In March 1996, Sunflower Party and Paper, Inc. ("Sunflower") purchased a Paper Warehouse store located in Lawrence, Kansas from the Company for an aggregate amount of $144,000 plus the assumption of certain liabilities of the Company relating to that store, and began operating this store as a franchise store. Sunflower is wholly-owned by Larry and Patty Schlosser, the brother and sister-in-law of Mr. Schlosser. During fiscal 1998, Sunflower paid the Company an aggregate of approximately $24,810 in franchise and other fees. On
February 28, 1998, Sunflower renewed its sublease with the Company through January 30, 2002. Total payments to the Company under the terms of the Sublease were approximately $66,227 during fiscal 1998.

     Mr. Dolginow is a director of Richfield Bank & Trust Co. ("RB&T"). The Company has a $7.5 million line of credit with RB&T, which as of January 29, 1999, there was $6.8 million outstanding. In June 1995, RB&T loaned the Company $525,000 to finance, in part, the acquisition of the Company's corporate headquarters. Mr. Dolginow also personally guaranteed a loan to the Company from the U.S. Small Business Administration in the original principal amount of $433,000, the proceeds of which were also used to finance, in part, the acquisition of the Company's corporate headquarters.

     The Company believes that all prior transactions between the Company, its officers, directors or other affiliates of the Company have been on terms no less favorable than could have been obtained from unaffiliated third parties. Any future transactions and loans with officers, directors or 5% beneficial shareholders of the Company's Common Stock will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be approved by a majority of the independent outside members of the Company's Board of Directors who do not have an interest in the transactions.

                               PROPOSAL TO AMEND THE
                      1997 STOCK OPTION AND COMPENSATION PLAN
                                  (PROPOSAL NO. 2)

INTRODUCTION

     On January 13, 1997, the Board of Directors (the "Board") and the shareholders of the Company approved the Paper Warehouse, Inc. 1997 Stock Option and Compensation Plan (the "1997 Plan"). The purpose of the 1997 Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees. The maximum number of shares initially reserved for issuance under the 1997 Plan, as now in effect, is 525,000 shares of Common Stock. As of the date of this Proxy Statement, options to purchase 327,200 shares have been granted under the 1997 Plan, 327,200 of which remain unexercised.

     On April 19, 1999, the Board approved, subject to shareholder approval at the Annual Meeting, amendments to the 1997 Plan to (A) increase the number of shares reserved for issuance thereunder to 1,025,000; (B) add non-employee directors, consultants and independent contractors to the class of persons eligible to receive awards under the 1997 Plan; and (C) permit the Board to amend the 1997 Plan without shareholder approval under certain circumstances. The Board believes that it is in the best interest of the Company for the shareholders to approve these amendments to the 1997 Plan because such amendments would support the Company's efforts to attract and retain highly qualified employees and directors and would provide the Board more flexibility to amend the 1997 Plan without shareholder approval when such amendments are in the Company's best interest.

      The major features of the 1997 Plan, as proposed to be amended, are summarized below, but are qualified in their entirety by reference to the full text of the 1997 Plan. A copy of the amended 1997 Plan may be obtained by sending a written request to the Company's Shareholder Information Department at the address shown on page 30 of this Proxy Statement.

PROPOSED AMENDMENTS AND RESOLUTIONS

     The first amendment to the 1997 Plan is to increase the number of shares reserved for issuance under the 1997 Plan from 525,000 to 1,025,000. The increase in the number of shares reserved for issuance under the 1997 Plan is necessary to permit the Company to continue to be able to grant awards to its eligible participants. If the shareholders approve this amendment, 697,800 shares of Common Stock will be available for future grants (in addition to any other shares which in the future become available for issuance under the 1997 Plan from unexercised stock options and forfeited or terminated incentive awards) and the Company will be in a position to provide appropriate incentive awards to eligible participants. A resolution in substantially the following form will be submitted to the shareholders at the Annual Meeting:

     RESOLVED, That Section 5.1 of the 1997 Plan is amended in its entirety to read as follows:

          "Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 1,025,000 shares of Common Stock."

     The second amendment to the 1997 Plan is to add non-employee directors, consultants and independent contractors to the class of persons eligible to participate in the 1997 Plan. The 1997 Plan currently does not permit non-employee directors, consultants or independent contractors to receive awards. Non-employee directors, upon their election to the Board, currently receive a one-time non-statutory stock option grant under the Directors Stock Option Plan (the "Directors Plan") to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value on the date of grant. Neither the 1997 Plan nor the Directors Plan, therefore, contain any provision which allows the Company to grant additional stock option awards to non-employee directors for their service on the Board. The Company has, however, granted additional non-Plan stock options to the non-employee directors. See "Director Compensation--Options" above. The Board believes it is in the best interest of the Company to add non-employee directors, as well as consultants and independent contractors, to the class of persons allowed to receive awards under the 1997 Plan because the ownership of Common Stock by such participants supports the maximization of long-term shareholder value by aligning the interests of such participants with those of the shareholders. Furthermore, the Board believes that the ability to grant non-employee directors, consultants and independent contractors awards under the 1997 Plan will allow the Company to attract and retain the services of experienced and knowledgeable independent directors and personnel, and will provide an additional incentive for such directors and personnel to work for the benefit of the Company and its shareholders. A resolution in substantially the following form will be submitted to the shareholders at the Annual Meeting:

     RESOLVED, That the first sentence of Section 3 of the 1997 Plan is amended in its entirety to read as follows:

          "Participants (including, officers, non-employee directors, consultants and independent contractors) shall become eligible to receive Incentives under the Plan when designated by the Committee."

     The third amendment to the 1997 Plan is to revise Section 11.11 of the 1997 Plan. Section 11.11 currently states:

          "The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) change or expand the types of Incentives that may be granted under the Plan, (d) change the class of persons eligible to receive Incentives under the Plan, or (e) materially increase the benefits accruing to participants under the Plan."

     A resolution to amend this Section in substantially the following form will be submitted to the shareholders at the Annual Meeting:

     RESOLVED, That Section 11.11 of the 1997 Plan is amended in its entirety to read as follows:

          "The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentives under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the

          Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 2,
          11.6 and 11.12 of the Plan."

     The proposed amendment would provide the Board with more flexibility to amend the 1997 Plan without requiring shareholder approval where shareholder approval is not required by law. The Company believes that the proposed amendment is consistent with comparable incentive plan provisions used by many companies. Shareholders, however, will retain their right to approve any amendment to the 1997 Plan to the extent such approval is required by the Code, Nasdaq rules or such similar governing bodies. For example, under the rules governing companies with equity securities on the Nasdaq National Market, shareholder approval is required, subject to certain exceptions, for any stock option plan or other arrangement where officers or directors may acquire stock of the Company. Under Section 422 of the Internal Revenue Code, shareholder approval is required in order for a Company to grant incentive stock options under an incentive plan. If such rules change, however, no shareholder approval may be required in the future for such actions. Shareholder approval, however, will always be required if the Company adversely changes the terms of an incentive award previously granted to a participant.

     As of the date of this Proxy Statement, approximately 45 persons are eligible to participate in the 1997 Plan. As of the date of this Proxy Statement, the Compensation Committee has not approved any awards under the 1997 Plan that will be automatically granted under the 1997 Plan upon approval by the shareholders of the foregoing amendments to the 1997 Plan.

SUMMARY OF THE AMENDED 1997 PLAN

     GENERAL.  The 1997 Plan provides for awards to eligible participants of:
(i) options to purchase shares of Common Stock that qualify as "incentive stock options" ("Incentive Options"), within the meaning of Section 422 of the Code;
(ii) options to purchase shares of Common Stock that do not qualify as Incentive Options ("Non-Statutory Options," together with Incentive Options are referred to as "Options"); (iii) rights to receive a payment in the form of shares of Common Stock, cash or a combination of both, equal to the difference between (A) the market value of one or more shares of Common Stock and (B)(1), in the case of an award relating to an Option, the exercise price of such Option or (2) in the case of an award granted alone, without reference to an Option, an amount determined by the Compensation Committee of the Board ("Stock Appreciation Rights"), (iv) awards of shares of Common Stock that are subject to certain forfeiture and transferability restrictions that lapse after certain conditions are met ("Restricted Stock Awards"), (v) awards of shares of Common Stock without payment or restriction ("Stock Awards"); (vi) rights to receive a payment in the form of shares of Common Stock or cash upon the achievement of established performance goals ("Performance Shares"), and (vii) awards of cash as additional compensation for services ("Cash Bonuses"). Options, Stock Appreciation Rights, Restricted Stock Awards, Stock Bonuses, Performance Shares and Cash Bonuses are collectively referred to as "Incentive Awards."

     ELIGIBLE PARTICIPANTS. All employees of the Company or any subsidiary, officers, non-employee directors, consultants and independent contractors are eligible to receive Incentive Awards under the 1997 Plan when designated by the Compensation Committee (collectively, the "Participants"). Incentive

Awards will be deemed to be granted as of the date specified in the grant resolution of the Compensation Committee, which date will be the date of any related agreement with the Participant. Except in the case of Stock Awards or Cash Bonuses, each Participant in the 1997 Plan is required to enter into an agreement with the Company, in such form as the Compensation Committee determines, consistent with the provisions of the 1997 Plan, that specifies the terms, conditions, rights and duties relating to the Incentive Award (the "Award Agreement").

     ADMINISTRATION. The 1997 Plan is administered by the Compensation Committee (the "Committee") of the Board. The Committee consists of two or more members of the Board, two members who must be "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. According to the 1997 Plan, the Committee has the complete authority to grant Incentive Awards under the 1997 Plan, to interpret the 1997 Plan and to make any other determination which it believes necessary and advisable for the proper administration of the 1997 Plan, including, without limitation, (i) the recipients to be granted Incentive Awards under the 1997 Plan; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares subject to each Incentive Award, the exercise price and the manner in which Incentive Awards will be exercisable); (iii) the time or times when Incentive Awards will be granted; (iv) the term and vesting schedule of each Incentive Award; and (v) the restrictions and other conditions to which the Incentive Awards may be subject. Also, the Committee may determine to cancel, and agree to the cancellation of, Options in order to grant an Option at a lower exercise price. The Committee's decisions and matters relating to the 1997 Plan will be final and conclusive on the Company and the Participants.

     STOCK SUBJECT TO THE 1997 PLAN. The maximum number of shares reserved for issuance under the 1997 Plan is 525,000 shares of Common Stock, which would increase to 1,025,000 if the proposed amendments are approved. Shares of Common Stock that are issued under the 1997 Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for use under the 1997 Plan. In the event that an Option or Stock Appreciation Right granted under the 1997 Plan expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the 1997 Plan. In the event that shares of Common Stock are issued as Restricted Stock Awards or pursuant to a Stock Award and thereafter are forfeited or reacquired by the Company, such forfeited and reacquired shares may again be issued under the 1997 Plan. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a Stock Appreciation Right, the Company will be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related Option. The number and type of shares of Common Stock reserved under the 1997 Plan and subject to outstanding Incentive Awards and the exercise price of outstanding Incentive Awards and the performance objective of any Incentive Award will be adjusted for any change in the Common Stock, or in the number of shares of Common Stock outstanding, as a result of any reorganization, merger, consolidation, recapitalization, stock dividend, stock split, combination of shares, or any other change in the Common Stock of the Company.

     OPTIONS. An Option granted under the 1997 Plan provides a Participant with the opportunity to purchase shares of Common Stock in the amount and at the predetermined price specified in the Participant's Award Agreement; provided, however, that the per share exercise price of an Incentive Option may not be less than the fair market value of one share of Common Stock on the date the Incentive Option is granted.

     The aggregate fair market value of shares of Common Stock with respect to which Incentive Options become exercisable for the first time during any calendar year may not exceed $100,000 for any

Participant granted Incentive Options under the 1997 Plan (and under all "incentive stock option" plans, within the meaning of Section 422 of the Code, of the Company or its subsidiaries). Any Incentive Options in excess of this amount will be treated as Non-Statutory Options. See "Certain Federal Income Tax Consequences -- Incentive Options." Notwithstanding any other provisions of the 1997 Plan to the contrary, no Participant in the 1997 Plan may be granted an Incentive Stock Option during any calendar year in which the aggregate fair market value of the shares of Common Stock exceeds $100,000 (subject to adjustment as provided below). Any Incentive Options in excess of this amount will be treated as Non-Statutory Options.

     No Option may be exercisable prior to twelve months from its date of grant. In addition, the term of an Incentive Option may not exceed 10 years and must be granted prior to January 13, 2007. The term of each Non-Statutory Option cannot exceed ten years and one day from the date of grant. No Incentive Option shall be granted to any Participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries. An Option will terminate if a Participant's employment or service to the Company is terminated, except as described below under the heading "Effect of Termination of Service."

     STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted (a) with respect to any Option granted under the 1997 Plan, either concurrently or after the grant of such Option; or (b) alone, without reference to any related Option. The Committee will determine the number of shares of Common Stock related to the Stock Appreciation Right; provided however, in the case of a Stock Appreciation Right granted with respect to an Option, the number of shares of Common Stock to which the Stock Appreciation Right pertains will be reduced in the same proportion that the holder of the Option exercises the related Option.

     A Stock Appreciation Right will not be exercisable within twelve months of its date of grant, and will expire at the time fixed in the applicable Award Agreement, which shall not be more than 10 years and one day after the date of grant. Subject to acceleration by the Committee, in its sole discretion, each Stock Appreciation Right will be exercisable at such time or times, to such extent and upon such conditions as the Option, if any, to which it relates is exercisable.

     Subject to the Committee's right to deliver cash in lieu of shares of Common Stock, the number of shares of Common Stock issuable upon the exercise of a Stock Appreciation Right will be determined by dividing: (i)(A) the number of shares of Common Stock as to which the Stock Appreciation Right is exercised multiplied by (B)(1) in the case of a Stock Appreciation Right related to an Option, the purchase price of the shares of Common Stock under the Option or (2) in the case of a Stock Appreciation Right granted alone, without reference to a related Option, an amount which shall be determined by the Committee at the time of grant; by (ii) the fair market value of a share of Common Stock on the date of exercise.

     RESTRICTED STOCK AWARDS. A Restricted Stock Award consists of shares of Common Stock which are sold or transferred by the Company to a Participant at a price determined by the Committee (such price to be at least equal to the minimum price required by applicable law for the issuance of a shares of Common Stock) and subject to restrictions on their sale or other transfer by the Participant. The Committee may impose such restrictions or conditions to the vesting of Restricted Stock Awards as it deems appropriate. Shares of the Restricted Stock will be registered in the name of the Participant and deposited, with a stock power endorsed in blank, with the Company.

     Other than forfeiture and transferability restrictions, a Participant will, upon the grant of the Restricted Stock Award, have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to the Participant as a Restricted Stock Award as if such Participant were a holder of record of unrestricted Common Stock. Dividends paid in cash or property, other than Common Stock, with respect to shares of Restricted Stock will be paid to the Participant currently.

     STOCK AWARDS. A Stock Award consists of the transfer by the Company to a Participant of shares of Common Stock, without other payment, as additional compensation for services to the Company. The Committee will determine the amount and the price of any Stock Awards granted under the 1997 Plan.

     PERFORMANCE UNITS. A Performance Unit consists of an award, which will be paid in shares of Common Stock or cash, upon the achievement of established performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. If the performance objectives are achieved, the Participant will be paid in shares of Common Stock or cash. If such objectives are not met, the grant of Performance Units may provide, in the Committee's discretion, for lesser payments in accordance with formulas established in the Award Agreement.

     If the Participant's employment with the Company is terminated for any reason other than normal retirement, death or disability, prior to the achievement of the stated performance objectives, all the Performance Units will expire and terminate unless otherwise determined by the Committee, in its sole discretion. In the event of termination of employment by reason of death, disability, or normal retirement, the Committee, in its sole discretion may determine what portions, if any, of the Performance Units should be paid to the Participant.

     No adjustment will be made in the Performance Units granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

     CASH BONUSES. Cash Bonuses are awards of cash to Participants as additional compensation for services to the Company. The payment of Cash Bonuses will normally depend on achievement of performance objectives by the Company or by individuals. A Participant may be granted one or more Cash Bonuses and such Cash Bonuses will be subject to such terms and conditions, consistent with other provisions of the 1997 Plan, as may be determined by the Committee in its sole discretion.

     AMENDMENT; TERMINATION. The Board may suspend, terminate or amend the 1997 Plan at any time in such respects as the Board may deem advisable or to be in the best interest of the Company. No amendment or modification of the 1997 Plan, however, will be effective without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of the National Association of Securities Dealers, Inc. or any stock exchange or Nasdaq or similar regulatory body. Furthermore, subject to certain rights of the Company, no termination, suspension or amendment of the 1997 Plan may adversely affect any outstanding Incentive award without consent of the affected participant. Unless terminated earlier by the Board, the 1997 Plan will terminate at midnight on November 24, 2007, and no Incentive Awards will be granted after such termination. Incentive Awards outstanding upon termination of the 1997 Plan may continue to be exercised in accordance with their terms.

     EFFECT OF TERMINATION OF SERVICE. If a Participant ceases to be employed by or render services to the Company and its subsidiaries ("Termination of Service") for any reason, including death, any Incentive Award may be exercised or shall expire at such times as is determined by the Committee.

     EFFECT OF CHANGE OF CONTROL UNDER THE 1997 PLAN. If a "change in control" (as defined below) of the Company occurs, then, unless otherwise determined by the Board of Directors and a majority of the "continuing directors" ("continuing directors" are (a) directors who were in office prior to (1) the occurrence of or public announcement of a "change in control" or
(2) any person publicly announcing an intention to acquire 20% or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the "continuing directors"), (i) the restrictions on all shares of Restricted Stock Awards lapse immediately, (ii) all outstanding Options and Stock Appreciation Rights will become exercisable immediately, and (iii) all Performance Shares shall be deemed to be met and payment made immediately. For purposes of the 1997 Plan, a "change in control" occurs when (i) any person or group becomes the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors; (ii) a majority of the members of the Board are replaced within the period of less than two years by directors not nominated and approved by the Board; or (iii) the shareholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     THE DISCUSSION BELOW IS A SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES THAT MAY RESULT IN CONNECTION WITH PARTICIPATION UNDER THE 1997 PLAN. THIS DISCUSSION DOES NOT ADDRESS FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES. BECAUSE FEDERAL INCOME TAX CONSEQUENCES DEPEND UPON REGULATIONS UNDER THE CODE, AN INDIVIDUAL'S TAX STATUS AND AN INDIVIDUAL'S STATUS AS AN "INSIDER" (FOR PURPOSES OF SECTION 16 OF THE EXCHANGE ACT), INDIVIDUAL PARTICIPANTS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS.

     INCENTIVE OPTIONS. As a general rule, there will be no federal income tax consequences to either the Participant or the Company as a result of the grant or exercise of an Incentive Option. For certain exceptions to the general rule, see the discussions below of the alternative minimum tax and "Excise Tax on Parachute Payments." When a Participant disposes of the stock acquired upon exercise of an Incentive Option, the federal income tax consequences will depend on how long the Participant has held the shares. If the Participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after exercise of the Incentive Option, the Participant will only recognize a capital gain (or loss). The amount of the capital gain (or loss) will be equal to the difference between (i) the amount realized on disposition of the shares and (ii) the exercise price at which the optionee acquired the shares. Whether the gain or loss constitutes long or short term capital gain or loss will depend upon the length of time the Participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain or loss constitutes long or short term capital gain or loss. The Company is not entitled to any compensation expense deduction under these circumstances.

     If the Participant does not satisfy the special Incentive Option holding period requirements set forth above, the Participant will generally be required to report as ordinary income, in the year in which the Participant disposes of the shares (a "disqualifying disposition"), the amount by which the lesser of (i) the fair market value of the acquired shares at the time of exercise of the Incentive Option or (ii) the amount realized on the disposition of the shares (if the disposition is the result of a sale or exchange to one other than a related taxpayer) exceeds the exercise price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income recognized by the

Participant, provided that the Company complies with the applicable income tax withholding provisions. The remainder of the gain, if any, recognized on the disposition, or any loss recognized on the disposition, will be treated as capital gain or loss to the Participant. Whether the gain or loss constitutes long or short term capital gain or loss will depend upon the length of time the Participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain or loss constitutes long or short term capital gain or loss.

     If the Participant elects (and is permitted) to use Previously Acquired Shares to exercise an Incentive Option, no gain or loss attributable to the shares exchanged by the Participant will be recognized for tax purposes. However, if the Participant pays the option exercise price with shares that were originally acquired pursuant to the exercise of an Incentive Option before the expiration of the special Incentive Option holding periods discussed above, the use of those shares to exercise an Option will be treated as a modified form of disqualifying disposition of the shares, subject to the ordinary income (but not capital gain) tax consequences discussed above for disqualifying dispositions. The basis of the shares tendered to the Company upon exercise of the Option, plus any disqualifying disposition income recognized on the exercise, will be attributed to and become the basis of an equal number of shares received in the exchange. The basis of any additional shares received will be zero. The additional Incentive Option shares received in the exchange will have new capital gain and special Incentive Option holding periods. The capital gain holding period of the shares received in exchange for the tendered shares will carry over.

     As mentioned above, the exercise of an Incentive Option is generally not a taxable event for the Participant. The exercise of an Incentive Option may, however, affect a Participant's liability under the federal alternative minimum tax. The alternative minimum tax is computed by adding specific preference items and making special modifications to a Participant's adjusted gross income. One such modification is to treat Incentive Options effectively as though they were Non-Statutory Options (i.e., include in the Participant's alternative minimum taxable income on the date of exercise the difference between the then fair market value of the shares and the amount paid for the shares). The alternative minimum tax is payable to the extent that it exceeds the Participant's regular tax for the year. The amount of the Participant's alternative minimum tax liability attributable to the Incentive Option modification may, however, be available as a credit against a portion of the Participant's regular tax liability in future years. The Company recommends that Participants holding Incentive Options consult their personal tax advisors to determine the applicability and effect of the alternative minimum tax.

     NON-STATUTORY OPTIONS. There will generally be no federal income tax consequences to either the Company or the Participant as a result of the grant of a Non-Statutory Option. Upon exercise of a Non-Statutory Option, the Participant will generally recognize ordinary income in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the amount paid for the shares. Amounts taxable to the Participant as ordinary income are deductible in the same year by the Company, provided that the Company complies with the applicable income tax withholding provisions. When a Participant disposes of shares acquired by the exercise of a Non-Statutory Option, the difference between the amount received and the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain or loss depending on the length of time the shares were held. Participants should consult their tax advisors to determine whether any specific gain (or loss) constitutes long or short term capital gain (or loss). For purposes of determining the holding period for the shares, the shares are treated as acquired on the date of exercise. For exceptions to these general rules, see the discussion below under "Excise Tax on Parachute Payments."

     A Participant may, at the discretion of the Committee, be permitted to pay the Non-Statutory Option price or a portion thereof by transferring to the Company shares of Common Stock previously acquired by the Participant. Except as discussed under "Incentive Options," the exchange of Previously Acquired Shares by the Participant for shares received as a result of the exercise of a Non-Statutory Option will not result in the recognition of any gain or loss with respect to the Previously Acquired Shares transferred to the Company in exercising the Option. The transfer of Previously Acquired Shares will not reduce the amount of ordinary income otherwise required to be reported upon such exercise as described above. The basis of the shares tendered to the Company upon exercise of the Non-Statutory Option will be attributed to and become the basis of an equal number of shares received in the exchange. The basis of any additional shares received by the Participant in the exchange will be equal to the amount recognized as compensation income plus the amount of any cash paid on the exchange. The capital gain holding period of the tendered shares will carry over and the additional shares received in the exchange will have a new capital gain holding period.

     STOCK APPRECIATION RIGHTS. A Participant who receives a Stock Appreciation Right will not recognize any taxable income at the time of grant. Upon exercise of a Stock Appreciation Right, the Participant will realize ordinary income in an amount equal to the cash and fair market value of any shares of Common Stock received by the Participant. The Company will receive a corresponding tax deduction for any amounts includable by the Participant as ordinary income.

     STOCK AWARDS AND RESTRICTED STOCK AWARDS. With respect to shares issued pursuant to a Stock Award or a Restricted Stock Award that are not subject to a substantial risk of forfeiture, a Participant will include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer less any amount paid for such shares. With respect to shares that are subject to a substantial risk of forfeiture, a Participant may file an election under Section 83(b) of the Code within 30 days after the transfer to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture) less any amount paid for such shares. If a Section 83(b) election is made, the Participant will not recognize any additional income when the restrictions on the shares issued in connection with the Restricted Stock Award lapse. The Company will receive a corresponding tax deduction for any amounts includable by the Participant as ordinary income.

     A Participant who does not make a Section 83(b) election within 30 days of the transfer of the shares included in the Restricted Stock Award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares freed of restrictions less any amount paid for such shares. The Company will receive a corresponding tax deduction for any amounts includable by the Participant as ordinary income.

     PERFORMANCE UNITS. A Participant who receives a Performance Unit will not recognize any taxable income at the time of grant. Upon settlement of the Performance Unit, the Participant will realize ordinary income in an amount equal to the cash and fair market value of any shares of Common Stock received by the Participant. The Company will receive a corresponding tax deduction for any amounts includable by the Participant as ordinary income.

     CASH BONUSES. A Participant will include, as ordinary income in the year of receipt, the amount of Cash Bonuses received. The Company will receive a corresponding tax deduction for any amounts includable by the Participant as ordinary income.

     EXCISE TAX ON PARACHUTE PAYMENTS. The Code imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code, and denies tax deductibility to the Company for such excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders or highly compensated employees, which payments are contingent upon a change in control of a company. Acceleration of the vesting of Incentive Awards upon a change in control of the Company may constitute parachute payments, in certain cases, "excess parachute payments."

BOARD OF DIRECTORS RECOMMENDATION

     The Board of Directors recommends that the shareholders vote FOR approval of the amendments to the 1997 Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum, is necessary for approval of the amendments to the 1997 Plan. Unless a contrary choice is specified on the proxy card, proxies solicited by the Board of Directors will be voted FOR approval of the amendments to the 1997 Plan.


                               PROPOSAL TO ADOPT THE
                         1998 EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL NO. 3)

     On December 7, 1998, the Board of Directors of the Company adopted the Paper Warehouse, Inc. 1998 Employee Stock Purchase Plan (the "Purchase Plan"), subject to approval by the shareholders at the Annual Meeting. The Purchase Plan provides for the purchase of Common Stock by eligible employees of the Company and its subsidiaries through payroll deductions.

     Under the Purchase Plan, the Company conducts a series of continuous offerings of its Common Stock, each continuing for six months (the "Offering Period") and each beginning on February 1 and August 1, as the case may be, of a particular year (the "Offering Commencement Date"), and ending on July 31 and January 31, as the case may be, of such year (the "Offering Termination Date"). On each Offering Commencement Date, each eligible participating employee (the "Participant") in the Purchase Plan will be granted, by operation of the Purchase Plan, an option (a "Purchase Plan Option") to purchase as many full shares of Common Stock as such Participant will be able to purchase with the accumulated payroll deduction credited to such Participant's account during that Offering Period plus the balance (if any) carried forward from the Participant's payroll deduction account from the preceding Offering Period.

     The purpose of the Purchase Plan is to advance the interests of the Company and its shareholders by providing employees of the Company and its subsidiaries with an opportunity to acquire an ownership interest in the Company through the purchase of shares of Common Stock of the Company on favorable terms through payroll deductions.

     The major features of the Purchase Plan are summarized below, which summary is qualified in its entirety by reference to the actual text of the Purchase Plan, a copy of which is attached hereto as Appendix A.

SUMMARY OF THE PURCHASE PLAN

     GENERAL. Any employee of the Company or a subsidiary who has been continuously employed by the Company or a subsidiary for at least one year prior to the Offering Commencement Date for such

Offering Period may participate by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing the participation form with the Company's Human Resources Department not later than the 1st day of the month immediately preceding the Offering Commencement Date of the first Offering Period in which the Participant wishes to participate.

     The maximum number of shares of Common Stock available for issuance under the Purchase Plan is 150,000 shares. In the event of any reorganization, merger, consolidation, recapitalization, dividend, stock split, combination or exchange of Common Stock or the like, the number and type of shares of Common Stock subject to outstanding Purchase Price Options and the exercise price of the outstanding Purchase Price Options will be appropriately adjusted. If the total number of shares that would otherwise be subject to Purchase Plan Options granted on any Offering Termination Date exceeds the number of shares then available under the Purchase Plan (after deduction of all shares for which Purchase Plan Options have been exercised or are then outstanding), the Company will make a pro rata allocation of the shares remaining available for Purchase Plan Option grants in as uniform and equitable a manner as is practicable.

     ADMINISTRATION. The Purchase Plan will be administered by a committee of the Board consisting of two or more members of the Board, with at least two members who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act (the "Committee"). The Committee has the authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Purchase Plan. The Committee will act by majority approval of the members (but may also take action with the written consent of a majority of the members of such Committee), and a majority of the members of the Committee will constitute a quorum.

     PARTICIPATION. An eligible employee may become a Participant in the Purchase Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's Human Resources Department not later than the 1st day of the month immediately preceding the Offering Commencement Date of the first Offering Period in which the Participant wishes to participate. An eligible employee who elects to participate with respect to an Offering Period will be deemed to have elected to participate in each subsequent Offering Period, unless such Participant properly completes and files a notice of withdrawal form in the manner described below. An otherwise eligible employee will not be granted a Purchase Plan Option under the Purchase Plan if, immediately after the grant, the Participant would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary. As of the date of this Proxy Statement, approximately 475 persons were eligible to participate in the Purchase Plan.

     PAYROLL DEDUCTIONS. By completing and filing a participation form, a Participant elects to have payroll deductions made from the Participant's total compensation (in whole dollar amounts, provided, however, that such dollar amounts may not exceed 15%, or such other maximum percentage as the Committee may from time to time establish) on each payday during the time he or she is a Participant in the Purchase Plan in such amount as such Participant designates. No increases or decreases in the amount of payroll deductions for a Participant may be made during an Offering Period. A Participant may increase or decrease the amount of his or her payroll deductions under the Purchase Plan by properly completing an amended participation form and filing it with the Company's Human Resources Department not less than 30 days prior to the commencement of the pay period for which such change in payroll deductions is to become effective. A Participant may withdraw from participation in the Purchase Plan at any time as described below.

     The funds accumulated through a Participant's payroll deductions under the Purchase Plan are credited to an account established under the Purchase Plan for the Participant. These funds are held by the Company as part of its general assets, usable for any corporate purpose, and the Company is not obligated to keep these funds separate from its other corporate funds. Participants will not receive any interest from the Company for the funds accumulated from their payroll deductions under the Purchase Plan and may not make any separate cash payment or contribution to such account.

     PURCHASE OF SHARES. On each Offering Commencement Date, each Participant is granted, by operation of the Purchase Plan, a Purchase Plan Option to purchase as many full shares of Common Stock that he or she will be able to purchase with the payroll deductions credited to the Participant's account during the Offering Period plus the balance (if any) carried forward from the Participant's payroll deduction account from the preceding Offering Period. Unless a Participant withdraws from the Purchase Plan as described below, the Participant's Purchase Plan Option will be exercised automatically on the Offering Termination Date for the number of full shares of Common Stock that the accumulated payroll deductions in the Participant's account on the Offering Termination Date will purchase at the applicable price, determined in the manner described below. The number of shares of Common Stock that may be purchased under the Purchase Plan, however, will be limited as follows: (i) no Participant may purchase more than 5,000 shares of Common Stock under the Purchase Plan in any given Offering Period; and (ii) no Participant may be granted a Purchase Plan Option that permits such Participant to purchase Common Stock under the Purchase Plan and any other "employee stock purchase plans" of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of such shares of Common Stock (determined at the time such Purchase Plan Option is granted) for each calendar year in which such Purchase Plan Option is outstanding at any time.

     The per share purchase price of the shares offered in a given Offering Period will be the lesser of 85% of the fair market value of one share of Common Stock on the Offering Commencement Date or the Offering Termination Date. For this purpose, the fair market value of the Common Stock will be the closing sale price of the Common Stock as reported by the Nasdaq National Market on the applicable date or, if no shares were traded on such day, as of the next preceding day on which there was such a trade. Certificates representing shares of Common Stock purchased in an Offering Period will be delivered to Participants as soon as practicable after each Offering Termination Date. No Participant will have any interest in any shares of Common Stock subject to a Purchase Plan Option under the Purchase Plan until the Purchase Plan Option has been exercised.

     NON-TRANSFERABILITY OF PURCHASE PLAN OPTIONS. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of a Purchase Plan Option or to receive shares of Common Stock under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or by designation of a beneficiary as provided in the Purchase
Plan). Any such attempt at assignment, transfer, pledge or other disposition will have no effect, except that the Company may treat such act as an election to withdraw from the Purchase Plan, in which case the provisions described below will apply.

     WITHDRAWAL AND TERMINATION OF EMPLOYMENT. A Participant may terminate participation in the Purchase Plan and withdraw all, but not less than all, of the payroll deductions credited to the Participant's account under the Purchase Plan prior to the Offering Termination Date of an Offering Period, by giving written notice of withdrawal to the Company's Human Resource Department on or before the 1st day of the last month of the Offering Period. The notice must state the Participant's desire to terminate involvement in the Purchase Plan and request the withdrawal of all of the Participant's payroll deductions held under the Purchase Plan. All of the Participant's payroll deductions credited to the Participant's account will be paid to such Participant as soon as practicable after receipt of the notice of termination and withdrawal, and the Purchase Plan Option for the Offering Period will automatically be canceled and will no longer be exercisable, and no further payroll deductions for the purchase of shares of Common Stock will be made during the Offering Period. A Participant's withdrawal from an Offering Period will not have any effect upon the Participant's eligibility to participate in a succeeding Offering Period (so long as such Participant completes and files a new participation form) or in any similar plan that the Company may adopt.

     Upon termination of a Participant's employment at any time, the payroll deductions credited to such Participant's account will be returned as soon as practicable after the effective date of such termination or, in the case of the Participant's death, to the person or persons entitled to such funds in accordance with the provisions described above under the section "Non-Transferability of Purchase Plan Options," and the Participant's Purchase Plan Option will automatically be canceled.

FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING GENERAL DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON CURRENT STATUTES, REGULATIONS AND INTERPRETATIONS. THIS DESCRIPTION IS NOT INTENDED TO ADDRESS SPECIFIC TAX CONSEQUENCES APPLICABLE TO AN INDIVIDUAL PARTICIPANT WHO RECEIVES A PURCHASE PLAN OPTION AND DOES NOT ADDRESS SPECIAL RULES THAT MAY BE APPLICABLE TO (I) DIRECTORS AND OFFICERS OF THE COMPANY AND
(II) STOCKHOLDERS WHO HOLD MORE THAN 10% OF THE STOCK OF THE COMPANY.

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. If the Purchase Plan so qualifies, the amount withheld from a Participant's compensation under the Purchase Plan will constitute ordinary income for federal income tax purposes in the year in which such amounts would otherwise have been paid to the Participant. However, a Participant will generally not recognize any income for federal income tax purposes either on the grant of a Purchase Plan Option or upon the issuance of any shares of Common Stock under the Purchase Plan.

     The federal income tax consequences incurred upon disposition of shares of Common Stock acquired under the Purchase Plan depend upon how long a Participant holds the shares. If a Participant disposes of shares acquired under the Purchase Plan (other than a transfer by reason of death) within a period of two years from the Offering Commencement Date of the Offering Period in which the shares were acquired, an amount equal to the difference between the purchase price and the fair market value of the shares on the last day of the Offering Period will be treated as ordinary income for federal income tax purposes in the taxable year in which the disposition takes place. Such amount may be subject to wage withholding. The difference between the amount realized upon such disposition of the shares and their fair market value on the last day of the Offering Period will constitute capital gain or loss. Whether the gain (or loss) constitutes long-term or short-term capital gain (or loss) will depend upon the length of time the Participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain (or loss) constitutes long-term or short-term capital gain (or loss).

     If a Participant disposes of any shares acquired under the Purchase Plan more than two years after the Offering Commencement Date of the Offering Period in which such shares were acquired (or if no disposition has occurred by the time of Participant's death) an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price, or (b) the excess of the fair market value of the shares on the Offering Commencement Date of the Offering Period in which the shares were acquired over the purchase price will be recognized as ordinary income and may be subject to wage withholding. With respect to a disposition of such shares, any remaining gain on such disposition will be taxed as long-term capital gain. With respect to a transfer of such shares upon death, any remaining gain or loss will not be recognized. However, a subsequent sale or exchange of such shares by a Participant's estate or the person receiving such shares by reason of the Participant's death may result in capital gain or loss.

     No income tax deduction ordinarily is allowed to the Company with respect to the grant of any Purchase Plan Option, the issuance of any shares of Common Stock under the Purchase Plan or the disposition of any shares acquired under the Purchase Plan and held for two years. However, if a Participant disposes of shares purchased under the Purchase Plan within two years after the Offering Commencement Date of the Offering Period in which the shares were acquired, the Company will receive an income tax deduction in the year of such disposition in an amount equal to the amount constituting ordinary income to the Participant, provided that the Company complies with the applicable wage withholding requirements.

BOARD OF DIRECTORS RECOMMENDATION

     The Board of Directors recommends that the shareholders vote FOR the approval of the Purchase Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote in person or by proxy on this matter at the Annual Meeting, and at least a majority of the minimum number of votes necessary for a quorum, is necessary for approval. Unless a contrary choice is specified in the proxy card, proxies solicited by the Board of Directors will be voted FOR the approval of the Purchase Plan.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company does not intend to request that the shareholders approve the selection of KPMG Peat Marwick LLP, independent auditors, for fiscal 1999. The Company has requested and expects, however, a representative of KPMG Peat Marwick LLP to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company during the year ended January 29, 1999 and written representations by such persons, none of the directors, officers and beneficial owners of greater than 10% of the Company's Common Stock failed to file on a timely basis the forms required by Section 16(a) of the Exchange Act.

                SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Shareholder proposals intended to be presented in the Company's proxy materials relating to the next annual meeting of shareholders must be received by the Company at its principal executive offices on or before January 6, 2000, and must satisfy the requirements of the proxy rules promulgated by the SEC.

     A shareholder who wishes to make a proposal at the next annual meeting of shareholders without including the proposal in the Company's proxy materials must notify the Company by March 19, 2000. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxy card solicited by the Company for the next annual meeting of shareholders will have discretionary authority to vote on the proposal.


                                   OTHER MATTERS

     The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote such proxy in accordance with the best judgment on such matters.


                                   MISCELLANEOUS

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED JANUARY 29, 1999 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF APRIL 30, 1999, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: PAPER WAREHOUSE, INC., 7630 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55426; ATTN: SHAREHOLDER INFORMATION.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Yale T. Dolginow

                                   Yale T. Dolginow
                                   CHAIRMAN OF THE BOARD
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

May 10, 1999
Minneapolis, Minnesota

                                   Appendix A

                              PAPER WAREHOUSE, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN

1.   PURPOSE.

     The purpose of this 1998 Employee Stock Purchase Plan (the "Plan") is to advance the interests of Paper Warehouse, Inc. (the "Company") and its shareholders by providing Eligible Employees of the Company and its Participating Subsidiaries with an opportunity to acquire an ownership interest in the Company through the purchase of Common Stock of the Company on favorable terms through payroll deductions. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, provisions of the Plan will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.   DEFINITIONS.

     2.1  "Board" means the Board of Directors of the Company.

     2.2 "CHANGE IN CONTROL" means an event described in Section 9.1 of the Plan.

     2.3  "CODE" means the Internal Revenue Code of 1986, as amended.

     2.4 "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

     2.5 "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.3 of the Plan.

     2.6 "COMPENSATION" means all gross cash compensation (including wage, salary, incentive, bonus, commission and overtime earnings) paid by the Company or any Participating Subsidiary to a Participant, including amounts that would have constituted compensation but for a Participant's election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company; provided, however, that the Committee, in its sole discretion, may expand or limit the amounts that will be deemed compensation for purposes of the Plan in such manner as it deems appropriate.

     2.7 "ELIGIBLE EMPLOYEE" means any employee of the Company or a Participating Subsidiary who, with respect to any Offering Period, has been continuously employed by the Company or a Participating Subsidiary for at least one year prior to the Offering Commencement Date for such Offering Period. With respect to a Subsidiary that has been acquired by the Company and designated as a Participating Subsidiary or a Subsidiary that is otherwise subsequently designated by the Committee as a Participating Subsidiary, the period of employment of employees of such Participating Subsidiary occurring prior to the time of such acquisition or designation will be included for purposes of determining whether an employee has been employed for the requisite period of time under the Plan.

     2.8  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.9 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board, National Quotation Bureau,
Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

     2.10 "OFFERING COMMENCEMENT DATE" means the first day of an Offering
Period.

     2.11 "OFFERING PERIOD" means any of the offerings to Participants of Options under the Plan, each continuing for six months, as described in
Section 6 of the Plan.

     2.12 "OFFERING TERMINATION DATE" means the last day of an Offering Period.

     2.13 "OPTION" means a right to purchase shares of Common Stock granted to a Participant in connection with an Offering Period pursuant to Section 7 of the Plan.

     2.14 "OPTION PRICE" means, with respect to any Offering Period, the lower of (a) 85% of the Fair Market Value of one share of Common Stock on the Offering Commencement Date, or (b) 85% of the Fair Market Value of one share of Common Stock on the Offering Termination Date.

     2.15 "PARTICIPANT" means an Eligible Employee who elects to participate in the Plan pursuant to Section 5 of the Plan.

     2.16 "PARTICIPATING SUBSIDIARY" means a Subsidiary that has been designated by the Committee from time to time, in its sole discretion, as a corporation whose Eligible Employees may participate in the Plan.

     2.17 "SECURITIES ACT" means the Securities Act of 1933, as amended.

     2.18 "SUBSIDIARY" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     2.19 "TERMINATION OF EMPLOYMENT" means a Participant's complete termination of employment with the Company and all Participating Subsidiaries for any reason, including death, disability or retirement. In the event that a Participant is in the employ of a Participating Subsidiary and the Participating Subsidiary ceases to be a Participating Subsidiary of the Company for any reason, such event will be deemed a termination of employment unless the Participant continues in the employ of the Company or another Participating Subsidiary.

3.   ADMINISTRATION.

     The Plan will be administered by the Board or by a Committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a Committee of the Board consisting of at least two members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. Such a Committee will act by majority approval of the members (but may also take action with the written consent of a majority of the members of such Committee), and a majority of the members of such a Committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a Committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officer of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to
Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the

Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

4.   SHARES AVAILABLE FOR ISSUANCE; ADJUSTMENTS FOR CERTAIN EVENTS.

     4.1 MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be one hundred fifty thousand (150,000) shares of Common Stock. If the total number of shares of Common Stock that would otherwise be issuable upon the exercise of Options granted pursuant to Section 7 of the Plan on any Offering Termination Date exceeds the number of shares then available for issuance under the Plan, the Committee will make a pro rata allocation of the shares of Common Stock remaining available for issuance under the Plan in as uniform and equitable a manner as it deems appropriate.

     4.2 ACCOUNTING FOR OPTIONS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that is terminated unexercised will automatically again become available for issuance under the Plan.

     4.3 ADJUSTMENTS TO SHARES AND OPTIONS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding Options.

5.   Participation; Payroll Deductions.

     5.1 PARTICIPATION. Participation in the Plan is voluntary and is not a condition of employment. Eligible Employees may elect to participate in the Plan, beginning with the first Offering Period to commence after such person becomes an Eligible Employee, by properly completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing the participation form with the Company's Human Resources Department not later than the 1st day of the month immediately preceding the Offering Commencement Date of the first Offering Period in which the Participant wishes to participate. An Eligible Employee who elects to participate with respect to an Offering Period will be deemed to have elected to participate in each subsequent Offering Period, unless such Participant properly completes and files a notice of withdrawal form in the manner described in
Section 8.1 of the Plan.

     5.2 LIMITATION ON PARTICIPATION. Notwithstanding any provisions of the Plan to the contrary, an Eligible Employee may not participate in the Plan and will not be granted an Option under the Plan if, immediately after the grant of such Option, such Eligible Employee (or any other person whose stock ownership would be attributed to such Eligible Employee pursuant to Section 424(d) of the
Code) would own stock or options possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its "Parent" or "Subsidiary" corporations (within the meaning of Section 424 of the Code).

     5.3  PAYROLL DEDUCTIONS.

          (a) By completing and filing a participation form, a Participant will elect to have payroll deductions made from such Participant's total Compensation (in whole dollar amounts, provided, however, that such dollar amounts may not exceed 15%, or such other maximum percentage as the Committee may from time to time establish, of the Participant's total Compensation) on each payday during the time he or she is a Participant in the Plan in such amount as such Participant designates on the participation form.

          (b) All payroll deductions authorized by a Participant will be credited as of each payday to an account established under the Plan for the Participant. Such account will be solely for bookkeeping purposes, no separate fund, trust or other segregation of such amounts will be established or made and the amounts represented by such account will be held as part of the Company's general assets, usable for any corporate purpose. A Participant may not make any separate cash payment or contribution to such Participant's account. No interest will accrue on amounts held in such accounts under the Plan.

          (c) A Participant may increase or decrease the amount of his or her payroll deductions under the Plan (subject to such limitations on the frequency of such changes as may be imposed by rules adopted by the Committee from time to time) by properly completing an amended participation form and filing it with the Company's Human Resources Department not less than 30 days prior to the commencement of the pay period for which such change in payroll deductions is to be effective or, with respect to commissions, bonuses or other Compensation that is indeterminate and subject to performance goals or criteria, not less than 10 days prior to the date that such performance related Compensation is paid.

          (d) A Participant may withdraw from participation in the Plan at any time as provided in Section 8.1 of the Plan.

6.   OFFERING PERIODS.

     Options to purchase shares of Common Stock will be offered to Participants under the Plan through a continuous series of Offering Periods, each continuing for six months, and each of which will commence on February 1 and August 1 of each year, as the case may be, and will terminate on July 31 and January 31 of such year, as the case may be. The first Offering Period will commence on August 1, 1999 and terminate on January 31, 2000.
Offering Periods under the Plan will continue until either (a) the Committee decides, in its sole discretion, that no further Offering Periods will be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all Eligible Employees, or (b) the Plan is terminated in accordance with Section 13 below.

7.   OPTIONS.

     7.1 GRANT OF OPTIONS. With respect to any Offering Period, each Participant participating in such Offering Period will be granted, by operation of the Plan on the Offering Commencement Date for such Offering Period, an Option to purchase (at the Option Price) as many full shares of Common Stock as such Participant will be able to purchase with the accumulated payroll deductions credited to such Participant's account during such Offering Period plus the balance (if any) carried forward from the Participant's payroll deduction account from the preceding Offering Period.

     7.2 LIMITATIONS ON PURCHASE. Notwithstanding Section 7.1 or any other provision of the Plan to the contrary, the number of shares of Common Stock that may be purchased under the Plan will be limited as follows:

          (a) No Participant may purchase more than 5,000 shares of Common Stock under the Plan in any given Offering Period; and

          (b) No Participant may be granted an Option that permits such Participant to purchase Common Stock under the Plan and any other "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (I.E., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

     7.3  EXERCISE OF OPTIONS.

          (a)  Unless a Participant withdraws from the Plan as provided in
     Section 8.1 of the Plan, the Participant's Option for the purchase of shares of Common Stock granted with respect to an Offering Period will be exercised automatically at the Offering Termination Date of such Offering Period for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in such Participant's account as of such Offering Termination Date will purchase at the applicable Option Price.

          (b) A Participant may only purchase one or more full shares in connection with the automatic exercise of an Option granted for any Offering Period. The portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Offering Termination Date of any Offering Period that is less than the purchase price of one full share of Common Stock will be carried forward into the Participant's payroll deduction account for the following Offering Period. In no event, however, will the balance carried forward be equal to or greater than the purchase price of one full share of Common Stock on the Offering Termination Date of an Offering Period.

          (c) No Participant (or any person claiming through such Participant) will have any interest in any Common Stock subject to an Option under the Plan until such Option has been exercised, at which point such interest will be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery of such Common Stock.

          (d) As promptly as practicable after the Offering Termination Date of each Offering Period, the Company will issue the shares of Common Stock purchased upon exercise of such Participant's Option granted for such Offering Period, registered in the name of the Participant or, if the Participant so directs on his or her Participation Form, in the names of the Participant and his or her spouse. The Committee may determine, in its sole discretion, the manner of delivery of shares of Common Stock purchased under the Plan, which may be by electronic account entry into new or existing brokerage or other accounts, delivery of physical stock certificates or such other means as the Committee deems appropriate.

8.   WITHDRAWAL FROM PLAN.

     8.1 VOLUNTARY WITHDRAWAL. A Participant may, at any time on or before 5:00 p.m., Minnesota time, on the first day of the last month of an Offering Period, terminate his or her participation in the Plan and withdraw all, but not less than all, of the payroll deductions credited to such Participant's account under the Plan by giving written notice to the Company's Human Resources Department. Such notice must state that the Participant wishes to terminate his or her participation in the Plan and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to his or her account will be paid to such Participant as soon as practicable after receipt of the notice of withdrawal, such Participant's Option for such Offering Period will automatically be canceled and will no longer be exercisable, and no further payroll deductions for the purchase of shares of Common Stock under the Plan will be made.

     8.2  TERMINATION OF EMPLOYMENT.

          (a) Upon the Termination of Employment of a Participant at any time, the payroll deductions credited to such Participant's account will be paid to such Participant as soon as practicable after the effective date of such Termination of Employment (or, in the case of death, to the person or persons entitled thereto under Sections 10 and 11.3 of the Plan), such Participant's Option for the current Offering Period will automatically be canceled and will no longer be exercisable, and no further payroll deductions for the purchase of shares of Common Stock under the Plan will be made.

          (b) Unless the Committee otherwise determines in its sole discretion, a Participant's employment will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Participating Subsidiary for which the Participant provides employment, as determined by the Committee in its sole discretion based upon such records.

     8.3  EFFECT OF WITHDRAWAL.  A Participant's withdrawal pursuant to Section
8.1 of the Plan will not have any effect upon such Participant's eligibility to participate in a subsequent Offering Period (so long as such Participant completes and files a new Participation Form pursuant to Section 5 of the Plan) or in any similar plan that may hereafter be adopted by the Company.

9.   CHANGE IN CONTROL.

     9.1 CHANGE IN CONTROL. For purposes of this Section 9, a "CHANGE IN CONTROL" of the Company will mean the following:

          (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

          (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (c) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but less than 50%, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 9.2 below), or (ii) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

          (d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) less than 80%, but more than 50%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity

     Directors, or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

          (e) the Continuity Directors cease for any reason to constitute at least a majority of the Board.

     Notwithstanding anything in this Section 9.1 to the contrary, the transfer by a Significant Shareholder (as defined below) of shares of Common Stock or rights to acquire shares of Common Stock to the following persons or entities, without consideration in money or money's worth (such as by gift, bequest or devise), and the exercise or conversion of any such transferred rights to acquire shares, will not, in and of itself, be deemed to constitute a Change in Control for purposes of this Section 9: (i) transfers to any spouse, child, heir, legatee or successor of such Significant Shareholder; (ii) transfers to any trust created for the benefit of such Significant Shareholder or any such spouse, child, heir, legatee or successor, and amendments of or distributions from any such trust; or (iii) transfers to any other Significant Shareholder. For purpose of this Section 9.1(e), "SIGNIFICANT SHAREHOLDER" will mean Yale T. Dolginow and Brent D. Schlosser.

     9.2 CONTINUITY DIRECTORS. For purposes of this Section 9, "CONTINUITY DIRECTORS" of the Company will mean individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

     9.3 ADJUSTMENT OF OFFERING PERIOD. Without limiting the authority of the Committee under Sections 3, 4.3 and 13 of the Plan, if a Change in Control of the Company occurs, the Committee, in its sole discretion, may (a) accelerate the Offering Termination Date of the then current Offering Period and provide for the exercise of Options thereunder by Participants in accordance with
Section 7.3 of the Plan, or (b) accelerate the Offering Termination Date of the then current Offering Period and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Offering Termination Date and that all Options for such Offering Period will automatically be canceled and will no longer be exercisable.

10.  DESIGNATION OF BENEFICIARY.

     A Participant may file with the Company's Human Resources Department a written designation of a beneficiary who is to receive shares of Common Stock and cash, if any, under the Plan in the event of such Participant's death prior to delivery of such shares or cash to such Participant. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company's Human Resources Department. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, (a) the Company will deliver such shares of Common Stock and cash to the executor or administrator of the estate of the Participant, or (b) if to the Company's knowledge no such executor or administrator has been appointed, the Company, in its sole discretion, may deliver such shares of Common Stock and cash to the spouse or to any one or more dependents or relatives of the Participant or, if no spouse, dependent or relative is known to the Company, to such other person as the Company may designate.

11.  RIGHTS OF ELIGIBLE EMPLOYEES AND PARTICIPANTS; TRANSFERABILITY.

     11.1 NO RIGHT TO EMPLOYMENT. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Participating Subsidiary to terminate the employment of any Eligible Employee or Participant at any time, nor confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or any Participating Subsidiary.

     11.2 RIGHTS AS A SHAREHOLDER. As a holder of an Option under the Plan, a Participant will have no rights as a shareholder unless and until such Option is exercised and the Participant becomes the holder of record of shares of Common Stock. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its sole discretion.

     11.3 RESTRICTIONS ON TRANSFER. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 10 of the Plan) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1 of the Plan. During his or her lifetime, a Participant's Option to purchase shares of Common Stock under the Plan is exercisable only by such Participant.

12.  SECURITIES LAW AND OTHER RESTRICTIONS.

     Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body that the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

13.  AMENDMENT OR TERMINATION.

     13.1 The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 423 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. Upon termination of the Plan, the Committee, in its sole discretion, may take any of the actions described in
Section 9.3 of the Plan.

14.  EFFECTIVE DATE OF PLAN.

     The Plan will be effective as of December 7, 1998, the date it was adopted by the Board. The Plan has been adopted by the Board subject to shareholder approval, and prior to shareholder approval shares of Common Stock may be issued under the Plan subject to such approval. The Plan will terminate at midnight on December 7, 2008 and may be terminated prior to such time by Board action, and no Option will be granted after such termination.

15.  MISCELLANEOUS.

     15.1 GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

     15.2 SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                              PAPER WAREHOUSE, INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN
                               PARTICIPATION FORM


______         Original Application
______         Change in Payroll Deduction Amount


1.   ___________________________________ hereby elects to participate in the
     1998 Paper Warehouse, Inc. Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock (the "Shares") in accordance with this Agreement and the Plan.

2.. I hereby authorize payroll deductions, beginning ____________, ____, from each paycheck in the amount of $_______________ (which amount may not exceed 15% of total compensation on each payday) in accordance with the Plan.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of each six-month offering period under the Plan unless I withdraw my accumulated payroll deductions, withdraw from the Plan, or both, by giving written notice to the Company prior to the end of the offering period, as provided in the Plan.

4. Shares purchased for me under the Plan should be issued or held in an account in the name(s) of:


     _______________________________________________
          (name(s))

     _______________________________________________
          (address)

     _______________________________________________


     _______________________________________________
          (social security number)


5. I understand that if I dispose of any Shares received by me pursuant to the Plan within two years after the first day of the offering period during which I purchased such Shares, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Shares at the time such Shares were delivered to me over the option price paid for the Shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION. However, if I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the Shares at the time of such disposition over the amount paid for the Shares under the option, or (b) the excess of the fair market value of the Shares over the option price, measured as if the option had been exercised on the first day of the offering period during which I purchased such shares. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates.

6.   I have read the current prospectus for the Plan.




Date:______________________      ______________________________________
                                 Signature of Employee

                                     Appendix B

                               PAPER WAREHOUSE, INC.

                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints YALE T. DOLGINOW and BRENT D. SCHLOSSER, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Paper Warehouse, Inc. held of record by the undersigned on April 30, 1999, at the Annual Meeting of Shareholders to be held on June 11, 1999, or any adjournment thereof.

1.       ELECTION OF DIRECTORS:

  /  /  For All         /  /  Withhold All      /  / For All
                                                     Except nominee(s) written
                                                     below.

                                                _______________________________
                                                     (Nominee Exceptions)



Yale T. Dolginow        Brent D. Schlosser      Diane C. Dolginow
Arthur H. Cobb          Marvin W. Goldstein     Martin A. Mayer
Jeffrey S. Halpern


2. PROPOSAL TO AMEND THE COMPANY'S 1997 STOCK OPTION AND COMPENSATION PLAN TO (A) INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER TO 1,025,000, (B) ADD NON-EMPLOYEE DIRECTORS, CONSULTANTS AND INDEPENDENT CONTRACTORS TO THE CLASS OF PERSONS ELIGIBLE TO RECEIVE AWARDS UNDER THE PLAN, AND (C) AMEND THE PROVISIONS REGARDING THE BOARD'S ABILITY TO AMEND THE PLAN WITHOUT SHAREHOLDER APPROVAL.

         /  /  For             /  /  Against           /  /  Abstain


3. PROPOSAL TO APPROVE THE 1998 PAPER WAREHOUSE, INC. EMPLOYEE STOCK PURCHASE PLAN.

         /  /  For             /  /  Against           /  /  Abstain


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE AND FOR PROPOSALS 2, 3 AND 4. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or a limited liability company, please sign in partnership or applicable entity name by an authorized person.

                                     Dated:_______________, 1999


                                     _____________________________________
                                                    Signature


                                     _____________________________________
                                           Signature, if held jointly







         ---------------------------------------------------------------------
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
         ---------------------------------------------------------------------

                    [Oppenheimer Wolff & Donnelly LLP Letterhead]


May 12, 1999

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Judiciary Plaza
Washington, D.C.  20549

RE:  PAPER WAREHOUSE, INC.
     FILE NO. 0-23389

Ladies and Gentlemen:

On behalf of Paper Warehouse, Inc. (the "Company"), and pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended, we are furnishing for filing via EDGAR the Company's Schedule 14A Information, Notice of Annual Meeting, Definitive Proxy Statement, form of Proxy and the Company's 1998 Employee Stock Purchase Plan (the "1998 Plan").

The Annual Meeting is scheduled for June 11, 1999 (the "Annual Meeting"). The Company currently intends to print and mail definitive proxy materials to shareholders on or about May 13, 1999.

On behalf of the Company, we hereby inform you that the Company anticipates it will file a Registration Statement on Form S-8 with the Securities and Exchange Commission within the next twelve months relating to the additional shares of the Company's common stock issuable under the 1998 Plan, assuming it is approved by the Company's shareholders at the Annual Meeting.

Please direct all comments and inquiries regarding this filing to me at (6l2) 607-7228.

Very truly yours,

/s/ Kerri Klover

Enclosures

cc:  Yale T. Dolginow
     Cheryl W. Newell
     Bruce A. Machmeier